                                  EXHIBIT 25.1

 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
               (Exact name of trustee as specified in its charter)

                                                            95-3571558
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

700 S. FLOWER STREET
2ND FLOOR
LOS ANGELES, CALIFORNIA                                     90017-4104
(Address of principal executive offices)                    (Zip code)



                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
                       100 ASHFORD CENTER NORTH, SUITE 520
                                ATLANTA, GA 30338
                              ATTN: STEFAN VICTORY
                                 (770) 698-5184
           (Name, address, and telephone number of agent for service)

                           ---------------------------
                            KING PHARMACEUTICALS, INC
               (Exact name of obligor as specified in its charter)

TENNESSEE                                  54-1684963
(State or other jurisdiction of            (I.R.S. employer
incorporation or organization)             identification no.)

501 FIFTH STREET                           37620
BRISTOL, TN                                (Zip code)
(Address of principal executive offices)

                           ---------------------------

                                 DEBT SECURITIES
                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.   General information. Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

                 NAME                             ADDRESS
----------------------------------------   ----------------------
COMPTROLLER OF THE CURRENCY                WASHINGTON, D.C. 20219
UNITED STATES DEPARTMENT OF THE TREASURY

FEDERAL RESERVE BANK                       ATLANTA, GEORGIA 30309
FEDERAL DEPOSIT INSURANCE CORPORATION      WASHINGTON, D.C. 20429

     (b)  Whether it is authorized to exercise corporate trust powers.

     YES.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     NONE.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

     2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

     3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

     4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

     6. The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Atlanta, and State of Georgia, on the 19th day of June, 2006.

                                        THE BANK OF NEW YORK TRUST COMPANY, N.A.


                                        By:   /s/ Stefan Victory
                                           -------------------------------------
                                        Name:  Stefan Victory
                                        Title: Vice President

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
          of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

     At the close of business March 31, 2006, published in accordance with Federal regulatory authority instructions.


                                                                             Dollar Amounts
                                                                             (in Thousands)
                                                                             --------------
ASSETS

Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin...............         3,453
         Interest-bearing balances........................................             0
Securities:
         Held-to-maturity securities......................................            63
         Available-for-sale securities....................................        62,137
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold...............................................        40,800
         Securities purchased under agreements to resell..................       115,000
Loans and lease financing receivables:
         Loans and leases held for sale...................................             0
         Loans and leases, net of unearned income.........................             0
         LESS: Allowance for loan and lease losses........................             0
         Loans and leases, net of unearned income and allowance...........             0
Trading assets............................................................             0
Premises and fixed assets (including capitalized leases)..................         4,043
Other real estate owned...................................................             0
Investments in unconsolidated subsidiaries and associated companies.......             0
Customers' liability to this bank on acceptances outstanding..............             0
Intangible assets:
      Goodwill............................................................       265,964
      Other Intangible Assets.............................................        15,721
Other assets..............................................................        37,548
                                                                               ---------
Total assets..............................................................     $ 544,729
                                                                               =========


LIABILITIES

Deposits:
          In domestic offices................................................         1,891
          Noninterest-bearing................................................         1,891
          Interest-bearing...................................................             0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
          Federal funds purchased............................................             0
          Securities sold under agreements to repurchase.....................             0
Trading liabilities..........................................................             0
Other borrowed money:
         (includes mortgage indebtedness and obligations under
capitalized leases)..........................................................        58,000
Not applicable
Bank's liability on acceptances executed and outstanding.....................             0
Subordinated notes and debentures............................................             0
Other liabilities............................................................        73,236
Total liabilities............................................................    $  133,127
                                                                                 ==========
Minority interest in consolidated subsidiaries...............................             0

EQUITY CAPITAL

Perpetual preferred stock and related surplus................................             0
Common stock.................................................................         1,000
Surplus (exclude all surplus related to preferred stock).....................       321,520
Retained earnings............................................................        89,351
Accumulated other comprehensive income.......................................          (269)
Other equity capital components..............................................             0
Total equity capital.........................................................    $  411,602
                                                                                 ----------
Total liabilities, minority interest, and equity capital.....................    $  544,729
                                                                                 ==========


     I, William J. Winkelmann, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

     William J. Winkelmann ) Vice President


     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


     Michael K. Klugman         )

     Michael F. McFadden        )       Directors

     Frank P. Sulzberger        )